UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported):
September 28, 2021

Cal-Maine Foods, Inc.
(Exact name of registrant as specified in its charter)

Delaware
001-38695
64-0500378
(State or other jurisdiction of
incorporation)
(Commission File Number)
(IRS Employer Identification No.)

1052 Highland Colony Pkwy
,
Suite 200
,
Ridgeland
,
MS
39157
(Address of principal executive offices (zip code))

601
-
948-6813
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the
registrant under any of the following provisions (see General Instruction A.2 below):

☐
  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐

Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the

Act:

Title of each class
Trading
Symbol(s) Name of each exchange on which registered
Common Stock, $0.01 par value per share
CALM
The
NASDAQ

Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of
1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period
for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.
☐

Item 2.02.

Results of Operations

On September 28, 2021, Cal-Maine Foods, Inc. (the “Company”) issued a press release announcing its financial results for the
first quarter of fiscal 2022. A copy of the Company’s

press release is attached hereto

as Exhibit 99.1 to this Current Report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K,
including Exhibit 99.1 hereto, which are furnished herewith pursuant to and relate to this Item 2.02, shall not be deemed "filed"
for purposes of Section 18 of the Securities Exchange Act of 1934, as amended

(the "Exchange Act"), or otherwise be subject
to the liabilities of Section 18 of the Exchange Act. The information in this Item 2.02 of

this Current Report on Form 8-K and
Exhibit 99.1 hereto shall not be incorporated by reference into any filing or other document filed by the Company with the SEC
pursuant to the Securities Act of 1933, as amended, the rules and regulations of the

SEC thereunder, the Exchange Act, or the
rules and regulations of the SEC thereunder except as shall be expressly set forth by specific reference to this Form 8-K in such
filing or document.

Item 9.01.

Financial Statements and Exhibits

(d)

Exhibits
Exhibit
Number Description
99.1
Press Release issued by the Company on September 28, 2021
104 Cover Page Interactive Data File, (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements for the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAL-MAINE FOODS, INC.
Date: September 28, 2021
By:

/s/ Max P. Bowman

Max P. Bowman

Director, Vice President, and Chief Financial Officer